FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2001


                              PLIANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


0-21766                                                               56-1615990
(Commission File Number)                       (IRS Employer Identification No.)


4024 Stirrup Creek Drive
P.O. Box 13737
Research Triangle Park, North Carolina                                27709-3737
(Address of principal executive offices)                              (Zip Code)


                                 (919) 544-0015
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

To permit the Company to disclose information about sales and field trials in connection with financing and debt restructuring activities, the Company discloses the following information:

In 2000, the Company received 15 customer trial commitments / first office applications and completed five of these trials. Orders of approximately $1,300,000 have been received and initial revenue has been taken against some of these orders. In addition, as of January 2001, the Company had approximately 100 outstanding proposals (81 to incumbent operating companies) with a potential value of $18,000,000. Proposals submitted include large and small IOCs and targeted building, multi-dwelling, multi-tenant, competitive local exchange carriers.

Although the Company is pleased with initial customer reception to its Pliant 3000 Integrated Access Platform, current capital markets make it difficult for the Company to raise capital. Therefore, substantial dilution to current shareholders may occur as a result of its financing and debt restructuring activities in spite of initial positive customer reaction to the Pliant 3000. Also, there can be no assurance that initial positive customer reaction will translate into large volume sales of the Pliant 3000 and there can be no assurance that proposals the Company has submitted to potential customers will result in orders from customers.


In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, readers of this document are advised that this document contains both statements of historical facts and forward-looking statements. Our forward-looking statements include statements related to our customers, Pliant 3000 field trials and orders, Plaint 3000 revenue, customer proposals, our capital raising and debt restructuring activities, possible shareholder dilution, and the capital markets. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are intended to identify forward-looking statements. Our forward-looking statements are based on current expectations, estimates, and projections about our industry, management's beliefs, the capital markets, and certain assumptions made by management. These statements are not guarantees of future performance, and actual actions or results may differ materially. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. The company's Form 10-K, 10-Qs, and other documents on file with the Securities and Exchange Commission identify important factors that could cause actual results to differ materially from those indicated by the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise, unless required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     PLIANT SYSTEMS, INC.


                                                     By: /s/ David Orr
                                                        ------------------------
                                                     Name: President

Dated:  January 23, 2001

                                       3